UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

Oportun Financial Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of the Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On March 27, 2025, Oportun Financial Corporation issued the following press release.

Oportun Comments on Director Nominations

SAN CARLOS, Calif., March 27, 2025 (GLOBE NEWSWIRE) – Oportun (Nasdaq: OPRT), a mission-driven financial services company, today confirmed receipt of a notice from Findell Capital Management LLC (“Findell”) nominating two directors to stand for election to the Oportun Board of Directors (the “Board”) at the Company’s 2025 Annual Meeting of Shareholders. The Board issued the following statement in response:

Over the past three years, the Oportun Board of Directors has overseen decisive and deliberate actions to put the company on a strong path for long-term profitable growth. These actions, which we summarized in our press release on March 20, 2025, have led to improved credit performance, fortified our business economics and driven high-quality originations. Our business momentum and 2025 outlook speak for themselves and are a testament to the opportunity and value we believe we can deliver. The Board and management remain focused on driving strong performance and enhancing shareholder value.

Oportun is committed to maintaining a strong Board comprised of an independent and high-quality set of directors who bring a range of perspectives, provide effective oversight and represent the interests of all shareholders. Consistent with that commitment, the Board has recently undergone a thoughtful and comprehensive refreshment process, including with input from Findell and resulting in the appointment of four new independent directors over the last 14 months. Our directors have skills and experience in functional areas critical to the successful execution of our strategy, including expertise in credit and risk management, finance, mobile technologies, software, marketing, government relations and regulatory matters, as well as deep leadership, public company, lending and consumer finance industry experience.

Oportun’s Nominating and Governance Committee will evaluate Findell’s nominees and make a formal recommendation to Oportun shareholders in due course. Oportun shareholders are not required to take any action at this time.

Wilson Sonsini Goodrich & Rosati is serving as legal advisor and FGS Global is serving as strategic communications advisor to Oportun.

About Oportun

Oportun (Nasdaq: OPRT) is a mission-driven financial services company that puts its members' financial goals within reach. With intelligent borrowing, savings, and budgeting capabilities, Oportun empowers members with the confidence to build a better financial future. Since inception, Oportun has provided more than $19.7 billion in responsible and affordable credit, saved its members more than $2.4 billion in interest and fees, and helped its members save an average of more than $1,800 annually. For more information, visit Oportun.com.

Forward-Looking Statements

This press release contains forward-looking statements. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this press release, including statements as to our future performance and financial position; the strength of our business model, balance sheet, liquidity and execution of our strategy; expectations regarding our growth for 2025; the composition of our Board of Directors and its impact on our ability to deliver long-term value to our shareholders; and our governance practices, are forward-looking statements. These statements can be generally identified by terms such as “expect,” “plan,” “goal,” “target,” “anticipate,” “assume,” “predict,” “project,” “outlook,” “continue,” “due,” “may,” “believe,” “seek,” or “estimate” and similar expressions or the negative versions of these words or comparable words, as well as future or conditional verbs such as “will,” “should,” “would,” “likely” and “could.” These statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events, financial trends and risks and uncertainties that we believe may affect our business, financial condition and results of operations. These risks and uncertainties include those risks described in our filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K. These forward-looking statements speak only as of the date on which they are made and, except to the extent required by federal securities laws, we disclaim any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. In light of these risks and uncertainties, there is no assurance that the events or results suggested by the forward-looking statements will in fact occur, and you should not place undue reliance on these forward-looking statements.

Additional Information and Where to Find It

Oportun Financial Corporation (“Oportun”), its directors and certain executive officers are participants in the solicitation of proxies from stockholders in connection with Oportun’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”). Oportun plans to file a proxy statement (the “2025 Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Annual Meeting.

Jo Ann Barefoot, Mohit Daswani, Ginny Lee, Carlos Minetti, Louis Miramontes, Scott Parker, Sandra A. Smith, Richard Tambor, Raul Vazquez and R. Neil Williams, all of whom are members of Oportun’s board of directors, are participants in Oportun’s solicitation. Additional information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, will be included in the 2025 Proxy Statement and other relevant documents to be filed with the SEC in connection with the Annual Meeting. Information relating to the foregoing can also be found in Oportun’s definitive proxy statement for its 2024 Annual Meeting of Stockholders (the “2024 Proxy Statement”), which was filed with the SEC on May 13, 2024, and is available here. Particular attention is directed to the sections of the 2024 Proxy Statement captioned “Directors, Executive Officers and Corporate Governance,” “Non-Employee Director Compensation,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” “Executive Compensation” and “Certain Relationships and Related Transactions.” To the extent that holdings of such participants in Oportun’s securities have changed since the amounts printed in the 2024 Proxy Statement, such changes have been reflected on the following filings: for Ms. Barefoot, on June 28, 2024; for Mr. Daswani, on June 28, 2024 and December 13, 2024; for Ms. Lee, on June 28, 2024; for Mr. Minetti, on June 28, 2024 and December 13, 2024; for Mr. Miramontes, on June 28, 2024; for Mr. Parker, on April 25, 2024, June 18, 2024, and June 28, 2024; for Ms. Smith, on June 28, 2024; for Mr. Tambor, on June 28, 2024 and June 28, 2024; for Mr. Vazquez, on June 18, 2024, September 12, 2024, December 2, 2024, and March 12, 2025; and for Mr. Williams, on June 28, 2024 and December 11, 2024.

Promptly after filing its definitive 2025 Proxy Statement with the SEC, Oportun will mail the definitive 2025 Proxy Statement and a GREEN proxy card to each stockholder entitled to vote at the Annual Meeting. STOCKHOLDERS ARE URGED TO READ THE 2025 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT OPORTUN WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, Oportun’s proxy statement (in both preliminary and definitive form), any amendments or supplements thereto, and any other relevant documents filed by Oportun with the SEC in connection with the Annual Meeting at the SEC’s website, which is located here. Copies of Oportun’s definitive 2025 Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by Oportun with the SEC in connection with the Annual Meeting will also be available, free of charge, at Oportun’s website, which is located here, or by writing to Investor Relations, Oportun Financial Corporation, 2 Circle Star Way, San Carlos, CA 94070. In addition, copies of these materials may be requested, free of charge, from Oportun’s proxy solicitor, Innisfree M&A Incorporated, by calling toll-free to (877) 800-5195.

Investor Contact
Dorian Hare
(650) 590-4323
ir@oportun.com

Media Contact
John Christiansen / Bryan Locke
FGS Global
Oportun@fgsglobal.com